UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UTG, INC (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Data Filed:

UTG, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, June 30, 2026

To the Shareholders of UTG, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of UTG Inc., a Delaware corporation (“UTG”), will be held on Tuesday, June 30, 2026 at 9:30 a.m. eastern time at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484 for the following purposes:

1.	To elect seven directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of UTG’s named executive officers as described in the proxy statement that accompanies this notice.

3.	To consider and act upon such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on May 1, 2026, as the record date for the Annual Meeting.  Only shareholders of record as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the proxy and return it promptly so that your shares can be represented and voted at the Annual Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.

Bradley J. Betack, Secretary

Dated:  May 18, 2026
Stanford, Kentucky

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS OF
UTG, INC.

GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of UTG, Inc., a Delaware corporation (“UTG” or the “Company”), will be held on Tuesday, June 30, 2026 at 9:30 a.m. at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.  The mailing address of UTG’s principal executive office is 205 North Depot Street, Stanford, Kentucky 40484.

This proxy statement is being made available via the Company’s website at www.utgins.com to each holder of record of the issued and outstanding shares of common stock of UTG, no par value (the “Common Stock”), as of the close of business on May 1, 2026, in order to furnish to each shareholder information relating to the business to be transacted at the meeting.

This proxy statement and the proxy are being made available on or about May 18, 2026, to the shareholders of UTG entitled to notice of and to vote at the meeting.  The Annual Report of UTG for the fiscal year ended December 31, 2025, has been made available to shareholders.  UTG will bear the cost of soliciting proxies from its shareholders.  UTG may reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to the beneficial owners of Common Stock.  Solicitations may be made by telephone, fax or by personal calls, and it is anticipated that such solicitations will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward the soliciting material to the beneficial owners of shares held of record by such persons.  If necessary, officers and regular employees of UTG may by telephone or personal interview request the return of proxies.

VOTING

The proxy is solicited by and on behalf of the Board of Directors of UTG.  If you are unable to attend the meeting on Tuesday, June 30, 2026, please complete the proxy and return it to us in the accompanying envelope so that your shares will be represented and voted at the meeting.

When the proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of UTG a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting his or her shares in person.  If a proxy fails to specify how it is to be voted, it will be voted “FOR” the election of the directors.

Inspectors of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting.  The holders of a majority of the outstanding shares of Common Stock as of the record date must be represented at the meeting in person or by proxy in order for a quorum to be present at the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will have no effect on the election of directors but will have the effect of a vote against any other matter submitted to a vote at the meeting.  The holders of Common Stock as of the record date are entitled to one vote per share of Common Stock with respect to the election of directors, and any other matter that may be submitted to a vote at the meeting.  With respect to the election of directors, the affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected).  There are no cumulative voting rights with respect to the election of directors.  The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve any other matter that may be submitted to a vote at the meeting.  Management is not aware of any matter to be brought before the shareholders at the meeting other than the election of directors and the proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers.

The Correll affiliates hold approximately 69.3% of the outstanding Common Stock (See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”) and intend to vote their shares in favor of the director nominees set forth in this proxy statement and in favor of the proposal to approve the compensation of UTG’s named executive officers as described in the proxy statement.

VOTING SECURITIES OUTSTANDING

May 1, 2026, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.  On that date, UTG had outstanding 3,139,393 shares of Common Stock.  No other voting securities of UTG are outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Principal Holders of Securities

The following tabulation sets forth the name and address of the entity known to be the beneficial owners of more than 5% of UTG’s Common Stock and shows:  (i) the total number of shares of Common Stock beneficially owned by such person as of May 1, 2026 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of Common Stock so owned as of the same date.

Title		Amount		Percent
of	Name and Address	and Nature of		Of
Class	of Beneficial Owner (2)	Beneficial Ownership		Class (1)
Common	Jesse T. Correll	154,312	(3)(5)	4.9%
Stock, no	First Southern Bancorp, Inc.	1,406,785	(3)(4)(5)	44.8%
par value	First Southern Funding, LLC	486,957	(3)(4)(5)	15.5%
	First Southern Holdings, LLC	1,201,876	(3)(4)(5)	38.3%
	WCorrell, Limited Partnership	72,750	(3)(5)	2.3%
	Cumberland Lake Shell, Inc.	128,750	(5)	4.1%

(1) The percentage of shares owned is based on 3,139,393 shares of Common Stock outstanding as of May 1, 2026.
(2) The address for each of Jesse Correll, First Southern Bancorp, Inc. (“FSBI”), First Southern Funding, LLC (“FSF”), First Southern Holdings, LLC (“FSH”), and WCorrell, Limited Partnership (“WCorrell LP”), is 205 North Depot Street, Stanford, Kentucky 40484.  The address for Cumberland Lake Shell, Inc. (“CLS”) is P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(3) The share ownership of Jesse Correll listed includes 81,562 shares of Common Stock owned by him individually.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Jesse Correll serves as managing general partner and as such, has sole voting and dispositive power over the shares held by the entity. In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 85% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 45%, companies he controls own approximately 17%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI.  FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.

(4) The share ownership of FSBI consists of 204,909 shares of Common Stock held by FSBI directly and 1,201,876 shares of Common Stock held by FSH of which FSBI is a 99% member and FSF is a 1% member.  As a result, FSBI may be deemed to share the voting and dispositive power over the shares held by FSH.

(5) According to the Schedule 13D, as amended, filed May 6, 2025, Jesse Correll, FSBI, FSF and FSH, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG.  In addition, because of their relationship with these Reporting Persons, Cumberland Lake Shell, Inc. and WCorrell Limited Partnership may also be deemed to be members of this group.  Therefore, each may be deemed to have acquired beneficial ownership of the equity securities of UTG beneficially owned by each of the Reporting Persons.

Security Ownership of Management of UTG

The following tabulation shows with respect to each of the Directors of UTG, UTG’s Chief Executive Officer and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 for fiscal 2025, and with respect to all executive officers and Directors of UTG as a group:  (i) the total number of shares of Common Stock beneficially owned by such person as of May 1, 2026 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date.

Title of	Name and Address of		Amount and Nature of		Percent of
Class	Beneficial Owner		Beneficial Ownership		Class (1)
UTG’s
Common Stock, no	Jesse T. Correll	Stanford, KY	2,176,804	(2)	69.3%
Par value	Preston H. Correll	Stanford, KY	3,816	(3)	*
	John M. Cortines	Georgetown, TN	3,749	(4)	*
	Thomas F. Darden, II	Raleigh, NC	64,411		2.1%
	Douglas P. Ditto	Danville, KY	43,894	(5)	1.4%
	Thomas E. Harmon	Springfield, IL	4,977		*
	Theodore C. Miller	Stanford, KY	16,292		*
	Gabriel J. Molnar	Louisville, KY	4,464		*
	Peter L. Ochs	Valley Center, KS	8,868	(6)	*
	Daniel Roberts	Stanford, KY	3,260	(7)	*
	Charles W. Perry	Midland, TX	209		*
	All Directors and executive officers as a group (eleven in number)		2,330,744		74.2%
* Less than 1%

(1) The percentage of outstanding shares for UTG is based on 3,139,393 shares of Common Stock outstanding as of May 1, 2026.
(2) The share ownership of Jesse Correll listed includes 81,562 shares of Common Stock owned by him individually.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Jesse Correll serves as managing general partner and as such, has sole voting and dispositive power over the shares held by the entity. In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 85% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 45%, companies he controls own approximately 17%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI.  FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.
(3) Includes 3 shares held in street name.
(4) Includes 848 shares held in spouse’s IRA and 1,881 shares held in street name.
(5) Includes 1,600 shares held in a retirement account, 800 shares in street name.
(6) Includes 2,000 shares held in a trust for benefit of named individual.
(7) Includes 460 shares held in a retirement account.

Except as indicated above, the foregoing persons hold sole voting and investment power.

The Board of Directors

In accordance with the laws of Delaware and the Certificate of Incorporation and Bylaws of UTG, as amended, UTG is managed by its executive officers under the direction of the Board of Directors.  The Board elects executive officers, evaluates their performance, works with management in establishing business objectives and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other significant corporate business transactions. In the fiscal year ended December 31, 2025, the Board met five times.  During 2025, all Directors attended at least 75% of all meetings of the Board and meetings of committees of the Board. Our Board of Directors does not have a policy requiring directors to attend annual meetings of shareholders.  All Board members attended our 2025 annual shareholders’ meeting, except for Preston Correll.

The Board of Directors has an Audit Committee consisting of Messrs. Molnar, Harmon, and Cortines. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the NASDAQ listing standards.  The Audit Committee performs such duties as outlined in the Company’s Audit Committee Charter.  The Audit Committee reviews and acts or reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors, the performance of UTG’s independent and internal auditors and the accounting practices of UTG.  The Audit Committee also recommends to the full Board of Directors the auditors to be appointed by the Board. The Audit Committee met four times in 2025.

The Board has reviewed the qualifications of each member of the audit committee and determined one member of the committee, Gabriel Molnar, meets the definition of an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Board of Directors has a Compensation Committee consisting of Messrs. Darden, Cortines, and Ochs.  Our Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the NASDAQ listing standards.  The Compensation Committee performs such duties as outlined in the Company’s Compensation Committee Charter.  The Compensation Committee reviews and acts or reports to the Board with respect to various compensation matters relative to the Company’s executive officers.  The Compensation Committee has the authority to delegate appropriate matters to subcommittees as the Committee may determine in its discretion. The Compensation Committee met one time in 2025.

Under UTG’s By-Laws, the Board of Directors should be comprised of at least six and no more than eleven Directors.  At December 31, 2025, the Board consisted of eight Directors.  Shareholders elect Directors to serve for a period of one year at UTG’s annual shareholders’ meeting.

The Board of Directors does not have a formal nominating committee, or a committee that performs similar functions, and does not have a nominating committee charter.  The Board has concluded that the nominating process should not be limited to certain members so that a comprehensive selection of candidates can be considered.  Therefore, the nomination process is conducted by the full Board of Directors.  The Board of Directors has not adopted a formal policy with regard to the consideration of Director candidates recommended by shareholders.  Candidates for nomination have been recommended by an executive officer or director and considered by the Board of Directors.  Generally, candidates have been persons who have been known to one or more of our Board members.  The Board of Directors will, however, consider nominees recommended by shareholders.  Shareholders wishing to recommend candidates for Board membership must submit the recommendations in writing to the Secretary of the Company at least 90 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting shareholder’s name and address and pertinent information about the proposed nominee similar to that set forth for directors named herein.  The Board does not evaluate potential nominees for director differently based on whether they are recommended by a shareholder.

The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director.  Proposed nominees will be considered in light of their potential contributions to the Board, their backgrounds, their independence and such other factors as the Board considers appropriate.  We do not have a specific policy relating to the consideration of diversity in identifying director candidates.  However, the Board of Directors does consider the diversity of our Board when identifying director candidates.  The amount of consideration given to diversity varies with the Boards’ determination of whether we would benefit from expanding the Board’s diversity in a particular area.  We believe this policy has been effective in identifying candidates with the diverse business experience necessary to lead our Company.

Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community or academic endeavors.  Our directors have sound judgement as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Given the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing the Company.  These experiences make each of our directors well qualified to be a member of the Company’s Board of Directors.

The Board of Directors has provided a process for shareholders to send communications directly to the Board.  These communications can be sent to Jesse Correll, Chairman of the Board, CEO, and President of UTG, at the corporate headquarters at 205 North Depot Street, Stanford, Kentucky 40484.

Our Board of Directors is led by Jesse Correll, our Chairman of the Board, CEO, and President.  The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board of Directors.  The Board of Directors believes that the most effective leadership structure for us at this time is for Mr. Correll to serve as both Chairman of the Board and Chief Executive Officer.  Our Board does not have a lead independent director and does not believe that designating a lead independent director would be necessary or helpful at this time.

Our Board of Directors oversees our risk management in cooperation with management.  The Board and management regularly assess and communicate regarding risks confronting the Company, including transaction specific risks, macroeconomic trends, industry developments, and risk factors unique to our business.  The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our independent audit firm.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct for our Directors, officers (including our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, and persons performing similar function) and employees.  The Code of Business Conduct and Ethics is available to our shareholders by requesting a free copy of the Code of Business Conduct and Ethics by writing to us at UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

Delinquent Section 16(a) Reports

Directors and officers of UTG file periodic reports regarding ownership of Company securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 as amended, and the rules promulgated there under.  UTG is not aware of any individuals who filed late with the Securities and Exchange Commission during 2025.

Audit Committee Report to Shareholders

In connection with the December 31, 2025 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with Management; (2) discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (3) received the written disclosures and the letter from its independent auditors required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.  Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the last fiscal year.

Members of the Company’s Audit Committee:

Gabriel J. Molnar	Committee Chairman
Thomas E. Harmon
John M. Cortines

PROPOSAL ONE

ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, seven directors are to be elected, each director to hold office until the next annual meeting and until his successor is elected and qualified.  Each nominee will be elected director by the affirmative vote of a plurality of the votes duly cast for such nominee.  The persons named in the proxy intend to vote the proxies as instructed in the proxies.  If no instructions are given in a particular proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence.  All of the nominees have consented to be named as nominees and to serve as directors if elected. Information with respect to business experience of the Board of Directors has been furnished by the respective directors or obtained from the records of UTG.  The following individuals are the nominees for the election of directors:

Name, Age	Position with the Company, Business Experience and Other Directorships

Jesse T. Correll, 69
Chairman of UTG and Universal Guaranty Life Insurance Company since 2000; Director of UTG since 1999; Chairman of First Southern Bancorp, Inc. since 1988; President and CEO of First Southern Bancorp, Inc. from 1988-2015 and 2023 to present; Manager and President of First Southern Funding, LLC since 1992; President, Director of The River Foundation since 1990; Board member of: Crown Financial Ministries from 2004 to 2009, Friends of the Good Samaritans since 2005, Generous Giving from 2006 to 2009, the National Christian Foundation since 2006, Centre Board of Trustees from 2015 to 2022, and Cumberland Lake Shell, Inc. since 2017.

Preston H. Correll, 45

Preston, along with his wife Rachel, and three children own and operate St. Asaph Farm in Stanford, Kentucky where they focus on sustainable farming and raising natural meat. He is also co-founder of Marksbury Farm Market based in Bryantsville, Kentucky.  He has been involved with The Good Samaritan School in Delhi, India since 2003 and serves on the board of the Friends of the Good Samaritans. Director of UTG, Inc. since December 2018.

John M. Cortines, 37

Mr. Cortines serves as the Director of Partnerships and Growth at the Maclellan Foundation. He is the author of multiple books on money, faith, and generosity.  Prior to entering the nonprofit sector, he worked in the oil and gas industry as an engineer for Chevron Corporation.  Mr. Cortines is a graduate of Harvard Business School (MBA), King Abdullah University of Science and Technology (MS), and Texas A&M University (BS).  Director of UTG, Inc. since December 2018.

Thomas F Darden, II, 71

Mr. Darden is the Founder and Chief Executive Officer of Cherokee, an investment company that invests in both private equity and venture capital. Beginning in 1984, Mr. Darden served for 16 years as the Chairman of Cherokee Sanford Group, a brick manufacturing and soil remediation company.  From 1981 to 1983, he was a consultant with Bain & Company in Boston. From 1977 to 1978, he worked as an environmental planner for the Korea Institute of Science and Technology in Seoul, where he was a Henry Luce Foundation Scholar. Mr. Darden is on the Boards of Shaw University, the Institute for The Environment at the University of North Carolina and the Board of Governors of the Research Triangle Institute.  Mr. Darden earned a Masters in Regional Planning from the University of North Carolina, a Juris Doctor from Yale Law School and a Bachelor of Arts from the University of North Carolina, where he was a Morehead Scholar.

Gabriel J. Molnar, 39

Mr. Molnar is the Chief Financial Officer at Capstone Realty Inc., a commercial real estate development company in Louisville, Kentucky.  Mr. Molnar is a licensed CPA and real estate broker in Kentucky. Prior to Capstone, Mr. Molnar worked as a Financial Analyst with Procter & Gamble and as a public company auditor and healthcare consultant with PricewaterhouseCoopers.  Mr. Molnar received a MBA from the Owen Graduate School of Management at Vanderbilt University and is also a graduate of Asbury University in Wilmore, Kentucky.

Peter L. Ochs, 74

Mr. Ochs is founder of Capital III, a private equity investment firm located in Wichita, Kansas.  Capital III provides impact investment capital and management with investments in manufacturing, real estate, energy, and education with a geographical focus on the US and Latin America.   Prior to founding Capital III, Mr. Ochs spent 8 years in the commercial banking industry.  Mr. Ochs graduated from the University of Kansas with a degree in business and finance.  He currently serves on the boards of UTG, Inc., the American Independence Funds, and Trinity Academy.

Charles W. Perry, 43

Chas is the co-founding partner and member of PBEX since 2012 to present. He is also co-founder and CEO of Master Mineral Holdings I, LP, Master Mineral Holdings II, LP, and Master Mineral Holdings III, LP, mineral acquisition companies with a focus on the Appalachian Basin, since 2009 to present. He has also served as Founder and Managing Partner of Voyage Energy, an oil and gas investment company, since 2011 to present. He has worked in other various aspects of the oil and gas industry for 20 years. Chas holds a Bachelor of Business Administration degree in Business Finance from Texas Tech University. He has been a part of Teen Flow board since 2012 as well as trustee for Abell-Hanger Foundation as of 2024. He has served on other non-profit boards throughout his career. He enjoys spending time with wife and three children and friends.

The Board of Directors recommends that shareholders vote “FOR” the election of the director nominees listed above.

Mr. Thomas E. Harmon, who has served on the Board for several years, has decided not to seek re-election.

PROPOSAL 2

APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this proxy statement.  This proposal gives you, as a shareholder, the opportunity to endorse or not endorse the compensation the Company paid to the named executive officers by voting on the following resolution, which is commonly known as a "say-on-pay" proposal.  We have included this proposal among the items to be considered at the meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934.

"Resolved, that the shareholders of UTG, Inc. approve the compensation of the named executive officers of UTG, Inc. as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company's Proxy Statement for its 2026 Annual Meeting of Shareholders."

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of our shareholders.

Required Vote

Approval of this Proposal Two requires a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Board Recommendation

The Board of Directors recommends a vote "For" approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF UTG

More detailed information on the following executive officers of UTG appears under “Directors”:

Jesse T. Correll	Chairman of the Board, Chief Executive Officer, and President

Other executive officers of UTG are set forth below:

Name, Age	Position with UTG and Business Experience
Theodore C. Miller, 63	Senior Vice President and Chief Financial Officer of UTG, Inc. and Universal Guaranty Life Insurance Company since 1997; Senior Vice President and Chief Financial Officer of subsidiary companies since 1997; and Chief Financial Officer of First Southern Bancorp, Inc. and First Southern National Bank since 2016.
Daniel T. Roberts, 43	Vice President of UTG, Inc and Universal Guaranty Life Insurance Company since February 2023. President of Universal Guaranty Life Insurance Company since September 2023; Vice President of First Southern Bancorp, Inc. and First Southern National Bank since 2023 and served in various capacities since 2016.
Douglas P. Ditto, 70	Vice President of UTG, Inc. and Universal Guaranty Life Insurance Company since June 2009; Chief Investment Officer from 2009 to 2012; Assistant Vice President from June 2003 to June 2009; Executive Vice President of First Southern Bancorp, Inc. since March 1985.
Significant employees of UTG are set forth below:
Casey J. Willis, 49	Vice President of UTG, Inc. and Universal Guaranty Life Insurance Company since June 2017. Mr. Willis’ primary responsibilities and expertise is in the purchase and sale of land with an emphasis on timberland properties.

EXECUTIVE COMPENSATION
Executive Compensation Table

The following table sets forth certain information regarding compensation paid to or earned by UTG’s Chief Executive Officer, and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 during UTG’s last fiscal year:

Name and Principal position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total
Jesse T. Correll Chief Executive Officer	2025	$225,000	$350,000	$0	$13,331	$588,331
	2024	217,500	9	234,991	13,050	465,550
Douglas P. Ditto Vice President	2025	206,250	300,000	0	11,953	518,203
	2024	187,500	200,000	0	11,250	398,750
Daniel T. Roberts Vice President	2025	105,000	150,000	0	6,188	261,188
Theodore C. Miller Chief Financial Officer	2025	120,000	130,000	0	7,144	257,144
	2024	117,500	69,900	30,100	7,050	224,550

Significant employees of UTG:
Casey J. Willis (3) Vice President	2025	210,000	250,000	0	12,400	472,400
	2024	200,000	300,000	49,998	12,000	561,998

(1)	Stock awards in the form of an annual bonus of 0 and 11,726 shares were issued in 2025 and 2024, respectively.
(2)	All Other Compensation consists of matching contributions to an Employee Savings Trust 401(k) Plan
(3)	Casey Willis is not deemed to be an executive officer.

UTG’s pay versus performance table is summarized as follows:

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”) ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Named Executive Officers (“NEOs”) Excluding PEO ($)	Average Compensation Actually Paid to NEOs Excluding PEO ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (1)	Net Income ($)

2025	588,331	588,331	345,512	345,512	219.87	17,166,898
2024	465,550	465,550	311,650	311,650	117.72	50,105,751
2023	520,550	520,550	336,540	336,540	120.15	2,770,007

(1)
Calculation of Total Shareholder Return (“TSR”) assumes $100 was invested in the Company for the period starting January 1, 2023, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance. As UTG is a smaller reporting company, the Company is not required to disclose peer group TSR.

Jesse T. Correll is the Company’s PEO and Douglas P. Ditto, Daniel T. Roberts (starting in 2025), and Theodore C. Miller are the Company’s NEOs, Non-PEOs.

Outstanding Equity Awards at Fiscal Year End

On June 27, 2025, the UTG shareholders approved a stock option plan for the Company which provides for the grant of qualified incentive stock options and nonqualified stock options to employees, directors, consultants, and advisors.  The plan has an aggregate of 300,000 shares that can be granted.  The purpose of the plan is to enable the Company to attract and retain they types of employees, officers, directors, consultants, and advisors who will contribute to UTG long-range success and to promote the successes of UTG’s business through the award of options to purchase shares of common stock of UTG.  The plan terminates 10 years from the approval by shareholders.

On September 4, 2025, the Company’s compensation committee granted stock options to certain employees of the Company including certain named executive officers and significant employees.

The following table reflects the stock options outstanding issued to the named executive officers and other significant employees as of December 31, 2025:

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Jesse T. Correll, Chief Executive Officer	0	15,000	$48.40	September 4, 2030
Douglas P. Ditto, Vice President	0	15,000	$44.00	September 4, 2035
Daniel T. Roberts, Vice President	0	15,000	$44.00	September 4, 2035
Theodore C. Miller, Chief Financial Officer	0	10,000	$44.00	September 4, 2035
Casey J. Willis, Vice President	0	15,000	$44.00	September 4, 2035

The shares granted will vest evenly over a 5-year period starting one year after the grant date.

Compensation of Directors

Effective January 1, 2025, a new compensation arrangement was approved whereby each outside Director annually receives $5,000 as a retainer and $3,750 per meeting attended.  The compensation, however, is paid in UTG Common Stock.  The value is determined annually on the close of business December 20 or the next business day should December 20 be a weekend or holiday, based on the activity of the year just ending.  Reasonable travel expenses are reimbursed in cash as incurred.  UTG's Director Compensation policy provides that Directors who are officers of UTG or its affiliates do not receive any compensation for their services as Directors except for reimbursement for reasonable travel expenses for attending each meeting.  The following table reflects compensation paid to all Directors who served in 2025.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Jesse T. Correll, Chief Executive Officer	$0	$0	$0	$0
Charles W. Perry, Director	0	12,500	0	12,500
Preston H. Correll, Director	0	20,000	0	20,000
John M. Cortines, Director	0	23,750	0	23,750
Thomas F. Darden, II, Director	0	23,750	0	23,750
Howard L. Dayton, Jr. (retired during 2025)	0	16,250	0	16,250
Thomas E. Harmon, Director (3)	0	20,000	0	20,000
Gabriel J. Molnar, Director	0	23,750	0	23,750
Peter L. Ochs, Director	0	20,000	0	20,000

(1) Market value of stock on earned date was $59.80 per share.
(2) Other Compensation represents payment for consulting services performed relative to management enrichment.
(3) Mr. Harmon is not standing for re-election in 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The Board of Directors determined that six of the eight current Directors are “independent” as defined by Rule 5605 of the NASDAQ listing standards.  The independent Directors are, John M. Cortines, Thomas F. Darden, Thomas E. Harmon, Gabriel J. Molnar, Charles W. Perry and Peter L. Ochs.

The articles of incorporation of UG contain the following language under item 12 relative to related party transactions:

A director shall not be disqualified from-dealing with or contracting with the corporation as vendor, purchaser; employee, agent or otherwise; nor, in the absence of fraud, shall any transaction or contract or act of this corporation be void or in any way affected or invalidated by the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder, director or officer is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken: nor shall any such director be accountable or responsible to the company for or in respect to such transaction or contract or act of this corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer is interested in such action or contract; and any such director may be counted in determining the existence of a quorum of any meeting of the Board of Directors of the company which shall authorize or take action in respect to any such contract or transaction or act and may vote thereat to authorize, ratify, or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer were not interested in such transaction or contract or act.

On February 20, 2003, UG purchased $4 million of a trust preferred security offering issued by First Southern Bancorp, Inc. (“FSBI”).  The security has a mandatory redemption after 30 years with a call provision after 5 years. This security pays a quarterly dividend at a fixed rate of 6.515%. The Company received dividends of $156,812 and $165,590 during 2025 and 2024, respectively.  At December 31, 2025, FSBI fully repaid the trust preferred security.

On March 30, 2009, UG purchased $1 million of FSBI common stock.  The sale and transfer of this security is restricted by the provisions of a stock restriction and buy-sell agreement.

UTG has a 30.10% ownership interest in an aircraft that is jointly owned with First Southern National Bank and Bandyco, LLC. Bandyco, LLC is affiliated with the Estate of Ward F. Correll. Mr. Correll is the father of Jesse Correll and a former director of the Company. The aircraft is used for business related travel by various officers and employees of the Company. For years 2025 and 2024, UTG paid $331,432 and $332,445 for costs associated with the aircraft, respectively.

Effective January 1, 2007, UTG entered into administrative services and cost sharing agreements with its subsidiary. Under this arrangement, the subsidiary pays its proportionate share of expenses, based on an allocation formula. During 2025 and 2024, UG paid $8,025,341 and $7,480,761, respectively, in expenses. The Ohio Department of Insurance has approved the cost sharing agreement and it is Management’s opinion that where applicable, costs have been allocated fairly and such allocations are based upon accounting principles generally accepted in the United States of America.

The Company from time to time acquires mortgage loans through participation agreements with FSNB.  FSNB services the Company’s mortgage loans including those covered by the participation agreements.  The Company pays a 0.25% servicing fee on these loans and a one-time fee at loan origination of 0.50% of the original loan cost to cover costs incurred by FSNB relating to the processing and establishment of the loan.  The Company paid $18,726 and $20,137 in servicing fees and $0 and $26,665 in origination fees to FSNB during 2025 and 2024, respectively.

Effective January 1, 2017, UTG entered into a shared services contract with FSNB. Pursuant to the terms of the agreement, UTG and FSNB will utilize the services of the other’s staff in certain instances for the betterment of both entities. Personnel within departments, such as accounting, human resources, and information technology, are shared between the entities. Costs of these resources are then reimbursed between the companies.  The shared services arrangement provides benefits to both parties such as access to a greater pool of knowledgeable staff, efficiencies from elimination of redundancies and more streamlined operations.

The Company reimbursed expenses incurred by employees of FSNB relating to salaries, travel and other costs incurred on behalf of or relating to the Company and received reimbursements from FSNB. The Company paid $1,432,103 and $1,217,395 in 2025 and 2024, respectively to FSNB in net reimbursement of such costs.

Effective July 1, 2018, the Company assumed the employees of several smaller entities owned or associated with UTG. The purpose of this was to support the continued efforts to further streamline operations amongst associated entities. The salaries, benefits, and payroll related processing fees are 100% reimbursed by the associated entities on a monthly basis. During 2025 and 2024, the Company received reimbursements of $1,661,687 and $1,605,028, respectively. These costs are eliminated for consolidation of these entities, where applicable.

The Company rents a portion of the first floor and second floor of an 8,000 square foot, two-story office building, located in Stanford, KY. The first floor of the building is occupied by UTG and FSNB employees that are included in the shared services agreement between the two entities. The second floor is occupied by the customer service call centers for both UTG and FSNB employees. The building is owned by FSNB and UTG pays $2,000 per month in rent to FSNB for the portion of the building occupied by UTG employees. The Company paid rent of $24,000 to FSNB in 2025 and 2024.

Principal Accountant Fees and Services

The Audit Committee is required to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accounting firm.  The Audit Committee appointed Kerber, Eck & Braeckel LLP (“KEB”) as the Company’s independent registered public accounting firm for the years ended December 31, 2025 and 2024.

Amounts paid to, or billed by, the Company’s principal accountant, during the two most recent fiscal years by category were as follows:

Audit Fees - Audit fees paid for these audit services in the fiscal years ended 2025 and 2024 totaled $135,189 and $143,000 respectively. Fees billed for the quarterly reviews of the Company’s financial statements totaled $47,025 and $39,375 for the years 2025 and 2024, respectively.

Audit Related Fees - No audit related fees were incurred by the Company from KEB for the years ended 2025 and 2024.

Tax Fees – For the years ended 2025 and 2024, the Company paid $17,500, relating to certain tax advice and electronic filing of certain federal and state income tax returns of the Company.

All Other Fees – For the years ended December 31, 2025 and 2024, the Company paid $13,125 and $12,500, respectively, for the audit of the Company's employee benefit plan. During 2025, the Company paid $1,550 for a consent letter relating to an S-8 filing.  During 2024, the Company paid no other fees to KEB.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG’s proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 18, 2027.

OTHER MATTERS TO COME BEFORE THE MEETING

Management does not intend to bring any other business before the meeting of UTG’s shareholders and has no reason to believe that any will be presented to the meeting.  If, however, any other business should properly be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process allows for extra convenience for shareholders and potential costs savings for companies.

One or more brokers with accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders sharing the same address.  In those cases, a single proxy statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder.  Once you have received notice from your broker that they will be sending communications to your address in this way, they will continue this practice until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to receive proxy materials and communications in this way and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to UTG, Inc., Bradley J. Betack, Secretary, 205 North Depot Street, Stanford, Kentucky 40484, or contact Mr. Betack at 217-241-6410.  UTG will deliver promptly, upon written or oral request in the manner provided above, a separate copy of the proxy statement and Annual Report for the fiscal year ended December 31, 2025 to a shareholder at a shared address to which a single copy was delivered.  If your broker is not currently delivering a single proxy statement addressed to two or more shareholders sharing the same address (i.e., you received multiple copies of this proxy statement), and you would like to request delivery of a single copy, you should contact your broker.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual Report for the year ended December 31, 2025, on Form 10-K with the Securities and Exchange Commission.  A copy of the report, including any financial statements and financial statement schedules, may be obtained without charge by any shareholder.  Requests for copies of the report should be sent to Bradley J. Betack, Secretary, UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.

Bradley J. Betack, Secretary

Dated: May 18, 2026

Appendix A
UTG, Inc.

Charter of the Audit Committee of the Board of Directors

I.
Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial reporting and the audits of the financial statements of the Company. The Audit Committee’s primary purpose is to assist the Board in oversight of:

◾
The integrity of the Company’s financial statements and internal controls;
◾
The Company’s compliance with legal and regulatory requirements;
◾
The qualifications and independence of the Company’s independent registered public accounting firm; and
◾
The performance of the Company’s internal audit function and independent registered public accounting firm.

II.
Composition

The Audit Committee shall be comprised of one or more members of the Board.  Committee members will be appointed by the Board to serve until their successors are elected. Unless a chairperson is elected by the full Board, the members of the Committee may designate a chairperson by majority vote.  All members of the Committee shall meet the independence criteria and have the qualifications set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Accordingly, all of the members of the Committee shall be directors:
◾
Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not an “affiliated person” within the meaning of Rule 10A-3 under the Exchange Act; and
◾
Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements and the regulatory requirements of the Company’s industry.

It is desirable, but not mandatory that at least one member of the Committee shall have accounting or related financial management expertise, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  The above is not intended to require a Committee member to meet the SEC definition of a “financial expert”.

III.
Meetings

The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least twice annually, either in person or by phone.  Any member of the Committee may call meetings of the Committee.

At least annually, the Committee should meet privately in executive session with management, the independent auditors, and as a Committee to discuss any matters that the Committee or each of the groups believes should be discussed.  The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors annually, at a minimum, to review the Company’s financial statements and significant audit findings.

IV.
Responsibilities and Duties

Documents/Reports/Accounting Information Review

◾
Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board of Directors for approval.
◾
Review the Company’s annual audited financial statements prior to filing or distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
◾
Recommend to the board whether the financial statements should be included in the annual report on Form 10-K.
Independent Registered Public Accounting Firm and Audit Process
◾
Appoint, compensate, retain, and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or related work.  Review the performance and independence of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.
◾
On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.
◾
Review and approve both audit and nonaudit services to be provided by the independent auditor.  The authority to grant approvals may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next meeting.
◾
Discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB.
◾
Review with the independent auditor any problems or difficulties and management’s response.
◾
Hold timely discussions with the independent auditor regarding the following:
o
Critical accounting policies and practices
o
Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
◾
At least annually, obtain and review a report by the independent auditor describing:
o
The independent auditor’s internal quality-control procedures
o
Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the independent auditor, and any steps taken to deal with such issues
o
All relationships between the independent auditor and the Company, addressing the matters set forth in PCAOB Rule 3526.
Financial Reporting Processes, Accounting Policies, and Internal Control Structure
◾
Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal controls.
◾
Understand the scope of the internal auditor’s review of internal control over financial reporting and obtain a report on significant findings and recommendations, together with management responses.
◾
Receive and review any disclosure from the Company’s CEO and CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control.
◾
Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

◾
Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.
◾
Oversee the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.
Ethical Compliance, Legal Compliance, and Risk Management
◾
Review, with the Company’s counsel or other appropriate individuals, legal compliance and legal matters that could have a significant impact on the Company’s financial statements.
◾
Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.
Reporting and Other Responsibilities
◾
Review, with management, the Company’s finance function, including its annual Plan, organization, and quality of personnel.
◾
Perform other activities consistent with this Charter, the Company’s bylaws, and governing laws that the Board or Audit Committee determines are necessary or appropriate.

V.
Procedures

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.  The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

VI.
Limitation of Audit Committee’s Role

While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent registered public accounting firm. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent registered public accounting firm, devote more time to reviewing or analyzing the Company’s business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent registered public accounting firm.

Appendix B
UTG, Inc.

Charter of the Compensation Committee of the Board of Directors

Compensation Committee Purpose

I.
Compensation Committee Purpose

The Compensation Committee of the Board of Directors (the “Board”) of UTG, Inc. (“UTG” or the “Company”) is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer (the “CEO”), the Company’s executive officers and other senior executives of the Company (the “Senior Executives”).  The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the CEO, the Executive Officers, and the Senior Executives.

II.
Compensation Committee Composition

The Committee shall have at least two members.  The members of the Committee shall be determined at the first meeting of the Board to be held following the annual general meeting of shareholders or as soon thereafter as practicable.  Vacancies on the Committee shall be filled by like vote of the Board at the next meeting of the Board following the occurrence of the vacancy or as soon thereafter as practicable.  A member may be removed from the Committee at any time, with or without cause, by the Board.

Each member of the Committee must satisfy such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.  Accordingly, each member must qualify as a “non-employee director” under Rule 16b-3 of the Securities and Exchange Commission (the “SEC”) and may not be part of a compensation committee interlock within the meaning of SEC Regulation S-K.  Members of the Committee should be suitably knowledgeable in matters pertaining to executive compensation.

The Committee may form, and delegate its authority to subcommittees as it deems appropriate.  The Committee also may delegate compensation functions to the Company’s human resources personnel and to external advisors, as it deems appropriate.  The Board may appoint the Committee’s Chairperson, but if the Board has not appointed a Chairperson, the Committee shall elect a Chairperson from among its members.

III.
Compensation Committee Meetings

The Compensation Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less frequently than 1 time annually, either in person or telephonically, and at such times and places as the Committee shall determine.  The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Committee.  The Compensation Committee shall report its activities to the Board regularly.

V.
Compensation Committee Responsibilities and Duties

The Committee shall have the following responsibilities:

●
Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s overall compensation levels based on this evaluation.  In evaluating the incentive components of CEO compensation, the Compensation Committee shall consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.  Notwithstanding the foregoing, if any grant or award to the CEO is intended to qualify for the performance-based compensation exemption from the limitations on deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code or any successor thereto, the Compensation Committee, or any independent subcommittee thereof, rather than the Board, shall approve such award, but it may refer such award to the Board for ratification.

●
At least annually, review and approve the annual base salaries and annual incentive opportunities of the CEO and the Senior Executives.  In addition, periodically and as and when appropriate, review and approve the following as they affect the CEO and the Senior Executives: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; and (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits.  Finally, the Compensation Committee shall review and approve any special or supplemental compensation and benefits for the CEO and the Senior Executives and persons who formerly served as the CEO and/or as Senior Executives, including supplemental retirement benefits and the perquisites provided to them during and after employment.

●
Monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and with all other applicable laws affecting employee compensation and benefits.

●
Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) provide guidance to senior management on significant issues affecting compensation philosophy or policy, and (b) evaluate whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

●
May form and delegate authority to subcommittees when appropriate.

●
Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

●
Consult with the Chief Executive Officer and advise the Board with respect to senior management succession planning.

V.
Outside Advisors

The Compensation Committee shall have the authority to retain such outside consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Committee, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

Appendix C

                                                                                                                                May 18, 2026

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 30, 2026

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.utgins.com/investors.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before June 19, 2026, to facilitate timely delivery.

The 2026 Annual Meeting of Shareholders of UTG, Inc. will be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Tuesday, June 30, 2026, at 9:30 a.m. eastern time.

At the meeting, shareholders will act to elect seven directors, to approve, on a non-binding, advisory basis, the compensation of UTG’s named executive officers and to vote upon such other business as may properly be brought before the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please review the Proxy Statement and Annual Report at www.utgins.com/investors.  Complete the proxy form and return it promptly to Stock Transfer, UTG, Inc., 205 North Depot Street, Stanford, KY 40484.

Please call 1-217-241-6410 or e-mail stock.transfer@utgins.com to request a paper copy or you may download the Proxy Statement and Annual Report from www.utgins.com/investors.

Directions: From US Highway 150, take US Highway 27 to Main Street to Depot Street.  Parking and entrance behind building.  GPS address: 205 North Depot Street, Stanford, KY.

Our Stock Transfer Department is available to assist you with changes or questions concerning your account.
Lost Certificate	Notification of a lost stock certificate must be made in writing.
Address	Notification of shareholder address changes must be made in writing. If your address has changed or should change in the future, please give us your new address below.
Your name
(Old Address) - Street
City	State	Zip
(New Address) - Street
City	State	Zip
Date new address in effect	Signature

Registration		A change in registration is needed because of:
☐	Marriage	☐	Divorce
☐	Death of a tenant	☐	Establishment of a trust
☐	Remove custodian	☐	Other – Explain

For instructions about your specific situation, contact our Stock Transfer Department by phone at (217) 241-6410, by writing to UTG, Inc., Attn: Stock Transfer Department, 205 North Depot Street, Stanford, KY 40484 or through our website at www.utgins.com.

Signature			Date
Signature			Date
Account #

PROXY FORM		PROXY FORM
UTG, Inc. Annual Meeting of Shareholders – To be Held June 30, 2026 THE BOARD OF DIRECTORS SOLICITS THIS PROXY
The undersigned hereby appoints Jesse T. Correll and Bradley J. Betack, or either of them, the attorneys and proxies with full power of substitution and revocation to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on May 1, 2026 at the annual meeting of shareholders to be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Tuesday, June 30, 2026 at 9:30 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. If a corporation, please sign in full corporate name by President and other authorized officer. If a partnership, please sign in partnership name by authorized person.

		For	Withhold Authority	For All Except
1.
To elect all Director Nominees to serve on the Board of Directors. The nominees are:
Jesse T. Correll, Preston H. Correll, John M. Cortines, Thomas F. Darden, II, Gabriel J. Molnar, Peter L. Ochs, Charles W. Perry

__________________________________________________________

		☐	☐	☐

*Exceptions:  To vote for all director nominees, mark the "For" box.  To withhold voting for all nominees, mark the "Withhold Authority" box.  To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

		For	Against	Abstain
2.	To approve on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	☐	☐	☐

3.		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
Account Number: Registration:	Number of Shares:
	Signature	Date
	Signature	Date